Loans receivable, net	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
Loans receivable, net
3. Loans receivable, net
Loans receivable originated and retained by the Group consist of the following:

	As of December 31,
	2022	2023
	RMB	RMB
Loans	2,430,787	1,341,938
Credit loss allowance for loans receivable	(294,355)	(214,550)

Loans receivable, net	2,136,432	1,127,388

As of December 31, 2022 and 2023, the entire loans receivable balance represents the outstanding loans made to the borrowers from consolidated trusts and subsidiaries of the Group. As part of the Group’s efforts to develop new product offerings, a series of trusts were established and administrated by third-party trust companies. These trusts make loans solely to borrowers referred by the Group to provide returns to the trust beneficiaries. As such, the Group has power to direct the activities of the trusts. In addition, the Group has the obligation to absorb losses or the right to receive residual benefits from certain trusts that could potentially be significant to these trusts. As a result, the Group is considered the primary beneficiary of the trusts and their assets, liabilities, results of operations and cash flows are consolidated accordingly.
The following table sets forth the activity in the allowance for loan losses for the years ended December 31, 2021, 2022 and 2023.

	For the years ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Beginning balance	382,012	427,873	294,355
Provision for loans receivable	374,243	415,902	586,843
Current period write off	(328,382)	(549,420)	(666,648)

Ending balance	427,873	294,355	214,550

The Group evaluates expected credit losses of loans receivable on a collective basis based on the type of borrowers and delinquency pattern. Credit quality indicators are updated quarterly, and the credit quality of any given customer can change during the life of the portfolio. The following table presents loans receivable based on type of borrowers and delinquency as of December 31, 2022 and December 31, 2023:

	1-89 days past due	90-119 days past due	120-149 days past due	150-179 days past due	Total past due	Current	Total loans receivable
December 31, 2022
New borrowers	20,171	1,294	1,215	1,057	23,737	293,416	317,153
Repeat borrowers	67,249	10,514	10,537	10,113	98,413	2,015,221	2,113,634

Total	87,420	11,808	11,752	11,170	122,150	2,308,637	2,430,787

December 31, 2023
New borrowers	17,546	1,668	581	304	20,099	303,028	323,127
Repeat borrowers	44,358	6,270	6,317	4,040	60,985	957,826	1,018,811

Total	61,904	7,938	6,898	4,344	81,084	1,260,854	1,341,938

As the average tenor of loans facilitated on domestic and overseas platform are around 8.4 months and 90.7 days, respectively, substantially all of the loans receivable balance as of December 31, 2023 are originated in 2023.
As of December 31, 2022 and 2023, loans receivable amounting to RMB34,730 and RMB19,180 were past due for 90 days or more with no interest accrued. Interest income for non-accrual
loans receivable is recognized on a cash basis. For the years ended December 31, 2021, 2022 and 2023, interest income earned from non-accrual
loans receivable were not material.
Management performs a quarterly evaluation of the adequacy of credit loss allowance for loans receivable based on expectations of lifetime credit losses based on historical default experience, known or inherent risks in the portfolio, current economic conditions and macroeconomic forecasts as well as other factors surrounding the credit risk of borrowers. When forecasting macroeconomic factors, management primarily considered gross domestic product, consumer price index and other pertinent factors such as money supply wherein M1 money supply was determined to be the most relevant to the Group’s business. The allowance is calculated at portfolio-level since the loan portfolio is typically of smaller balance homogenous loans and is collectively evaluated for impairment.